Exhibit 23(q)
POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENTS, that Lisa Wilhelm Haag, a member of the Board of Trustees of MLIG Variable Insurance Trust (the “Trust”), who signature appears below, constitutes and appoints Lori M. Salvo and Frances C. Grabish, respectively, and either of them as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign any and all Registration Statements on Form N-1A and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, and Securities Act of 1933, as applicable, with the Securities and Exchange Commission, including any applications for exemptions, “no action” assurances or other relief from the provisions of any of the federal securities laws and the rules and regulations thereunder as may be appropriate or necessary, granting unto said attorney-in-fact and agent, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.

/s/ Lisa Wilhelm Haag
Lisa Wilhelm Haag

Date: 8/5/08
State of New Jersey
     On the 5th day of August, before me came Lisa Wilheim Haag, Trustee of MLIG Variable Insurance Trust, to me known to be said person and she signed the above Power of Attorney on behalf of MLIG Variable Insurance Trust.

/s/ Elizabeth F. Meyer
Notary Public

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENTS, that Kevin J. Tierney, a member of the Board of Trustees of MLIG Variable Insurance Trust (the “Trust”), who signature appears below, constitutes and appoints Lori M. Salvo and Frances C. Grabish, respectively, and either of them as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements on Form N-1A and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, and Securities Act of 1933, as applicable, with the Securities and Exchange Commission, including any applications for exemptions, “no action” assurances or other relief from the provisions of any of the federal securities laws and the rules and regulations thereunder as may be appropriate or necessary, granting unto said attorney-in-fact and agent, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.

/s/ Kevin J. Tierney
Kevin J. Tierney

Date: 8/6/08
State of Maine
     On the 6th day of August, before me came Kevin J. Tierney, Trustee of MLIG Variable Insurance Trust, to me known to be said person and he signed the above Power of Attorney on behalf of MLIG Variable Insurance Trust.

/s/ Kevin Jones
Notary Public

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENTS, that Robert M. Bordeman, a member of the Board of Trustees of MLIG Variable Insurance Trust (the “Trust”), who signature appears below, constitutes and appoints Lori M. Salvo and Frances C. Grabish, respectively, and either of them as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements on Form N-1A and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, and Securities Act of 1933, as applicable, with the Securities and Exchange Commission, including any applications for exemptions, “no action” assurances or other relief from the provisions of any of the federal securities laws and the rules and regulations thereunder as may be appropriate or necessary, granting unto said attorney-in-fact and agent, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.

/s/ Robert M. Bordeman
Robert M. Bordeman

Date: 8/6/08
State of Illinois
     On the 6th day of August, before me came Robert M. Bordeman, Trustee of MLIG Variable Insurance Trust, to me known to be said person and he signed the above Power of Attorney on behalf of MLIG Variable Insurance Trust.

/s/ Allison K. Hart
Notary Public